UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2007

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
Commission File	(I.R.S. Employer
Number)	Identification No.)

30 Dunnigan Drive, Suffern, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (845) 369-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 30, 2007, The Dress Barn, Inc. (the “Company”) hosted an investor conference call to discuss the Company’s results of operations for its fiscal third quarter and thirty-nine week period ended April 28, 2007 and certain other information, including the contents of the Company’s press release dated May 30, 2007 which was furnished to the Securities and Exchange Commission on Form 8-K on May 30, 2007. The conference call was pre-announced and was available to the public through live teleconference. A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript of investor conference call of The Dress Barn, Inc. held on May 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN, INC.
(Registrant)

Date: May 31, 2007

/s/ Armand Correia

Armand Correia
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of investor conference call of The Dress Barn, Inc. held on May 30, 2007.